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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K



                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)      June 29, 2004
                                                 ---------------------

                                    Presidential Realty Corporation
---------------------------------------------------------------------
                  (Exact name of registrant as specified in charter)


         DELAWARE                1-8594            13-1954619
----------------------------   ------------       ------------
(State or other jurisdiction   (Commission       (I.R.S. Employer
       of incorporation)        File Number)   Identification Number)


180 South Broadway, White Plains, New York            10605
-------------------------------------------           ------
(Address of principal executive offices)            (Zip Code)


Registrant's telephone number, including area code   (914) 948-1300
                                                     --------------


                  No change since last Report
-------------------------------------------------
(Former name or former address, if changed since last report)










ITEM 2.  Acquisition or Disposition of Assets

   On June 29, 2004, Presidential Realty Corporation ("Presidential") consummated the sale of its Continental Gardens property in Miami, Florida to MAJO 208, LLC, a Florida limited liability company, for a sales price of $21,500,000 pursuant to a contract for the sale executed in September, 2003. The net cash proceeds of sale, after repayment of the $7,543,612 first mortgage loan and prepayment penalty of $919,522, brokerage fees of $411,610 and other expenses of sale of approximately $256,256, were approximately $12,369,000, substantially all of which is being held in escrow to be used to purchase one or more exchange properties pursuant to a tax-free exchange under Section 1031 of the Internal Revenue Code. Presidential has not yet identified a suitable property to acquire with the proceeds of sale and if it does not find a suitable exchange property, the proceeds will be released from escrow and the sale will result in taxable capital gain of approximately $15,300,000. The gain from sale for financial reporting purposes is approximately $11,000,000.

In the year ended December 31, 2003, the property and the operations of the property were classified as discontinued operations and assets and liabilities of the property were classified separately on the balance sheet.

For the year ended December 31, 2003, net income from discontinued operations of the property was $391,286. At December 31, 2003, assets related to discontinued operations were $8,836,591 and liabilities related to discontinued operations were $7,784,361.

ITEM 7.  Financial Statements and Exhibits

         (b) Pro forma financial information.

         The pro forma financial information from the sale of the Continental Gardens property is not required because the assets and liabilities and the operations of the property were previously reported as discontinued operations in the Company's Form 10-K filed for the year ended December 31, 2003, and the Company's Form 10-QSB filed for the periods ended March 31, 2004 and March 31, 2003.







                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  July 2, 2004                 PRESIDENTIAL REALTY CORPORATION



                                            By:/s/ Jeffrey F. Joseph
                                               ----------------------------
                                               Jeffrey F. Joseph
                                               President